Asset Acquisition and License Agreements	12 Months Ended
Dec. 31, 2012
Asset Acquisition and License Agreements

8. Asset Acquisition and License Agreements

Millennium Pharmaceuticals, Inc. (“Millennium”)

In November 2003, we acquired patent rights and intellectual property to an ADP Receptor Antagonist Program (“ADP Program”) and a Platelet Biology Program from Millennium. We are obligated to pay royalties on sales of products developed in the ADP Program if product sales are ever achieved.

In August 2004, we licensed rights to research, develop and commercialize compounds that inhibit Factor Xa from Millennium. We also obtained a patent license, a license for know-how and a technology license related to the lead Factor Xa compound, Betrixaban. In December 2005, we amended our agreements with Millennium for the ADP Program and for the Factor Xa Program. The

effect of this amendment modified Millennium’s Right of First Negotiation in each agreement from an exclusive right to negotiate development and commercial rights to a nonexclusive right to negotiate.

In November 2007, we elected to continue our development of Betrixaban and the Factor Xa backup chemistry beyond December 1, 2007 and accordingly, paid $5.0 million in cash to Millennium, which was charged to research and development expense, as the rights had no alternative future use. We could owe Millennium up to $35.0 million upon the occurrence of specified events related to Betrixaban and royalties on sales of Factor Xa products, if such product sales are ever achieved.

As a result of entering into definitive agreements with third parties during 2009 for the development (and possibly commercialization) of both Elinogrel and Betrixaban, we paid Millennium an additional $250,000 in cash and issued 17,667 shares of Series C convertible preferred stock with a fair value of $14.15 per share. The value ascribed to the shares issued to Millennium was based upon the sale of our Series C convertible preferred stock at $14.15 per share in May 2009 to an external investor. The value of the Series C convertible preferred stock of approximately $250,000 was charged to research and development expense.

Astellas Pharma, Inc. (“Astellas”)

In June 2005, we licensed certain rights to research, develop and commercialize Syk inhibitors from Astellas. In December 2008, under the terms of the license agreement, we elected to continue our development of Syk inhibitors and, accordingly, paid $1.0 million in cash to Astellas, which was charged to research and development expense as the rights had no alternative future use.

In 2011, under the terms of the license agreement and in connection with the Biogen Idec collaboration agreement to develop Syk, we paid $7.2 million in cash to Astellas, which was charged to research and development expense as the rights had no alternative future use.

We may be required to pay Astellas up to $71.5 million upon the achievement of certain regulatory, approval and sales events for each Syk inhibitor we develop. In the event that we enter into an agreement with a third party to develop and commercialize Syk inhibitors, we would be required to pay Astellas 20% of any payments (excluding royalties) received under the collaboration. These payments would be creditable against the aforementioned milestone payments. In addition, we are required to pay Astellas royalties for worldwide sales for any commercial Syk inhibitor product.